                                                                   EXHIBIT 10.14


                                 FIRST AMENDMENT
                                       TO
                                VOTING AGREEMENT


               THIS FIRST AMENDMENT TO VOTING AGREEMENT, dated as of May 14, 1999 (this "Amendment"), is made by and among CLINTON E. OWENS, an individual ("Owens") and RVM/PIA, a California limited partnership ("RVM/PIA") (Owens and RVM/PIA may be referred to individually as a "PIA Stockholder" and collectively as the "PIA Stockholders"), PIA MERCHANDISING SERVICES, INC., a Delaware corporation ("PIA Delaware"), ROBERT G. BROWN, an individual ("Brown") and WILLIAM H. BARTELS, an individual ("Bartels") (Brown and Bartels may be referred to individually as a "SPAR Stockholder" and collectively as the "SPAR Stockholders"), and SPAR ACQUISITION, INC., a Nevada corporation (the "SPAR Acquisition"). The PIA Stockholders, PIA Delaware, the SPAR Stockholders and SPAR Acquisition are sometimes referred to herein individually as a "Party" and collectively as the "Parties".


                                    RECITALS


               The PIA Stockholders, PIA Delaware, the SPAR Stockholders and SPAR Acquisition are parties to a Voting Agreement dated as of February 28, 1999, which includes modifications made pursuant to the Page Substitution Amendment to Merger Agreement and Merger Documents among certain of the Parties and others dated as of March 1, 1999 (the "Page Substitution Amendment") (such Voting Agreement, as so modified, the "Existing Voting Agreement", and as modified by this Amendment, and as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "Voting Agreement"). Capitalized terms used and not otherwise defined or amended in this Amendment shall have the meanings respectively assigned to them in the Voting Agreement or other "Merger Documents" (as defined in the Merger Agreement).



               PIA Delaware and certain of its subsidiaries and SPAR Acquisition and certain of its affiliates (which will be subsidiaries at closing) are parties to an Agreement and Plan of Merger dated as of February 28, 1999, which includes modifications made pursuant to the Page Substitution Amendment (as so modified, the "Existing Merger Agreement"), and which will be amended pursuant to the First Amendment to Merger Agreement among the parties thereto dated as of May 14, 1999 (the "First Merger Amendment") (the Existing Merger Agreement, as modified by the First Merger Amendment, and as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "Merger Agreement").



               SPAR Acquisition and the SPAR Stockholders are parties to a Reorganization Agreement dated as of February 28, 1999, which includes modifications made pursuant to the Reorganization Page Substitution Amendment to Merger Agreement and Merger Documents among certain of the Parties and others dated as of March 1999 (the "Reorganization Page Substitution Amendment") (such Reorganization Agreement, as so modified, the "Existing Reorganization Agreement"), and which will be amended pursuant to the First Amendment to Reorganization Agreement among the parties thereto dated as of May 14, 1999 (the "First Reorganization Amendment") (the Existing Reorganization Agreement, as modified by the First Reorganization Amendment, and as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "Reorganization Agreement").


               The Parties have each determined that it is in its best interest to amend the Existing Voting Agreement as provided below, and have entered into this Amendment in order to do so, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                                    AGREEMENT

               In consideration of the foregoing, the mutual covenants and agreements hereinafter set forth and other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged by the parties), the parties hereto hereby agree as follows:

               Section 1. Amendment to Existing Voting Agreement. The Existing Voting Agreement is hereby supplemented and amended as follows, effective as of the date first written above:

               (A) The PIA Stockholders, PIA Delaware, the SPAR Stockholders and SPAR Acquisition each hereby confirm their consent to, and agree to be bound by the pages substituted in the Voting Agreement by, the Page Substitution Amendment, a copy of which is annexed hereto as Exhibit A.

               (B) The PIA Stockholders, PIA Delaware, the SPAR Stockholders and SPAR Acquisition each hereby acknowledges and, to the extent such Party's consent may be required under the Voting Agreement, consents to the Reorganization Page Substitution Amendment, a copy of which is annexed hereto as Exhibit B.

               (C) The PIA Stockholders, PIA Delaware, the SPAR Stockholders and SPAR Acquisition each hereby acknowledges and, to the extent such Party's consent may be required under the Voting Agreement, consents to the First Merger Amendment, a copy of which is annexed hereto as Exhibit C.

               (D) The PIA Stockholders, PIA Delaware, the SPAR Stockholders and SPAR Acquisition each hereby acknowledges and, to the extent such Party's consent may be required under the Voting Agreement, consents to the First Merger Amendment, a copy of which is annexed hereto as Exhibit D.

               (E) In Section 1 of the Existing Voting Agreement, subsection (b) is hereby deleted in its entirety, and the following new subsection (b) is hereby inserted in its place:

        (b) vote or cause the vote of the PIA Shares held of record by such PIA Stockholder, at each such meeting held before the Effective Time and with respect to each written consent, (i) to approve the Merger Agreement and the Merger, the Proposed PIA Certificate of Amendment (i.e., Charter Amendment No. 1, Charter Amendment No. 2, Charter Amendment No. 3, and the Reverse Split Proposal, as such terms are defined in the PIA Proxy Statement), the Option Plan Amendment, and any action(s) in furtherance thereof, (ii) except as otherwise approved in writing in advance by SPAR Acquisition (which approval may be granted, withheld, conditioned or delayed in its sole discretion), against any Acquisition Proposal (other than the Merger), and (iii) in favor of any amendment to or restatement of the charter or by-laws of PIA Delaware required by the Merger Agreement, and except as otherwise approved in writing in advance by SPAR Acquisition (which approval may be granted, withheld, conditioned or delayed in its sole discretion), against any other amendment to or restatement of the charter or by-laws of PIA Delaware.

               Section 2. Counterparts. This Amendment may be signed in two or more counterpart copies of the entire document or of signature pages to the document, each of which may be executed by one or more of the Parties hereto, but all of which, when taken together, shall constitute a single agreement binding upon all of the Parties hereto.

               Section 3. Governing Law, Etc. This Amendment shall be governed by and construed in accordance with the applicable terms and provisions of Sections 10 through 17 (as well as any applicable definitions or provisions appearing elsewhere) of the Voting Agreement as if this Amendment were the Agreement referred to therein, which terms and provisions are incorporated herein by reference.

               Section 4. Agreement to Continue as Amended. The Voting Agreement, as supplemented, modified and amended by this Amendment, shall remain and continue in full force and effect after the date hereof.

                                  [END OF PAGE]

               Section 5. Entire Agreement. This Amendment contains the entire agreement of the Parties and supersedes all other representations, warranties, agreements and understandings, oral or otherwise, among the parties with respect to the matters contained herein.

               IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Amendment as of the date first written above.


                                                PIA MERCHANDISING SERVICES, INC.



/s/ CLINTON E. OWENS                            By: /s/ CATHY L. WOOD
-------------------------------                    -----------------------------
    Clinton E. Owens                               Name:  Cathy L. Wood
                                                   Title: Chief Financial
                                                          Officer

RVM/PIA, A CALIFORNIA LIMITED PARTNERSHIP       SPAR ACQUISITION, INC.
By: Riordan, Lewis & Haden
    Its: General Partner
                                                By: /s/ ROBERT G. BROWN
                                                   -----------------------------
                                                   Name:  Robert G. Brown
By: /s/ J. CHRISTOPHER LEWIS                       Title: Chairman, Chief
   -------------------------------                        Executive Officer and
   Name: J. Christopher Lewis                             President
   Its:  General Partner



/s/ ROBERT G. BROWN                             /s/ WILLIAM H. BARTELS
----------------------------------              --------------------------------
    Robert G. Brown                                 William H. Bartels